SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Commodity Strategy Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

Theresa M. Gusman, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Darwei Kung, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Steven Zhou, Associate. Portfolio Manager of the fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference

March 27, 2013 PROSTKR-218